Exhibit 10.1 EXECUTION COPY TERMINATION AGREEMENT THIS TERMINATION AGREEMENT (this “Agreement”) is entered into effective as of March 1, 2024, by and among JetBlue Airways Corporation, a Delaware corporation (“Parent”), Sundown Acquisition Corp., a Delaware corporation and a direct wholly owned Subsidiary of Parent (“Merger Sub”), and Spirit Airlines, Inc., a Delaware corporation (the “Company” and, together with Parent and Merger Sub, the “Parties”). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in that certain Agreement and Plan of Merger, dated as of July 28, 2022 (the “Merger Agreement”), by and among the Parties. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows: 1. Termination of Merger Agreement. Effective immediately upon the execution and delivery by the Parties of this Agreement, and in accordance with Section 7.1(a) of the Merger Agreement, the Parties hereby terminate the Merger Agreement, including all schedules and exhibits thereto, and agree to abandon the transactions contemplated thereby; provided that Sections 5.18(e) and 5.18(f), including any defined terms referred to therein, of the Merger Agreement (the “Surviving Provisions”) shall continue in effect in accordance with their terms. 2. Termination Payment. Not later than 5:00 p.m. Eastern time on March 5, 2024, Parent will pay or cause to be paid to the Company the amount of $69,000,000 (sixty-nine million US dollars) (the “Termination Payment”) in cash by wire transfer of immediately available funds in accordance with Company’s wire instructions set forth on Section 7.2(g) of the Company Disclosure Schedule. The payment of the Termination Payment shall be the sole and exclusive remedy of the Company, its Affiliates and its Representatives against Parent and any of its Representatives and Affiliates for any loss or damage suffered as a result of the failure of the Merger or for a breach of, or failure to perform under, the Merger Agreement (including all schedules and exhibits thereto) or otherwise or in respect of any oral representation made or alleged to have been made in connection therewith, and upon payment of such amount, none of Parent, Merger Sub or their respective Representatives or Affiliates shall have any further liability or obligation relating to or arising out of the Merger Agreement (including all schedules and exhibits thereto), whether in equity or at law, in contract, in tort or otherwise, except in respect of the Surviving Provisions. 3. Mutual Release. Subject only to the payment of the amount contemplated by Section 2 of this Agreement, each of the Parties, on behalf of itself and each of its respective past, present or future assigns, officers, directors, affiliates, subsidiaries, members, managers, predecessors in interest and successors (the “Releasors”) does to the fullest extent permitted by Law, hereby fully release, quitclaim, discharge and hold harmless each other and their respective past, present or future assigns, officers, directors, employees, affiliates, subsidiaries, parents, shareholders, members, managers, attorneys, accountants, representatives, advisors, agents, predecessors in interest and successors (the “Releasees”) of and from any and all claims, demands, damages, actions, causes of action or liability of every kind or nature whatsoever for, on account of or growing out of any matters pertaining to, relating to or arising out of (a) the Merger Agreement (including all schedules and exhibits thereto) and the transactions contemplated therein or thereby (including, for the avoidance of doubt, the negotiation thereof and all due diligence activities undertaken in connection therewith) and (b) any public statements made prior to the date hereof relating to the foregoing (collectively, “Claims”). Nothing in this Section 3 shall (i) apply to any action by any Party to enforce the rights and obligations pursuant to this Agreement or the Surviving Provisions or (ii) constitute a release by any Party for any Claim arising under this Agreement or in respect of the Surviving Provisions. 4. Covenant Note to Sue. Each of Parent and the Company on behalf of itself and its Releasors covenants not to bring any Claim before any court, arbitrator, or other tribunal in any jurisdiction, whether as a claim, a cross claim, or counterclaim, in respect of the Merger Agreement (other than in respect of the Surviving Provisions). Any Releasee may plead this Agreement as a complete bar to any such Claim brought in derogation of this covenant not to sue. The covenants contained in this Section 4 shall become effective on the date hereof and shall survive this Agreement indefinitely regardless of any statute of limitations. 5. Non-solicitation. For a period of six months following the date hereof, neither Parent nor the Company will, and each of them will cause its respective Affiliates not to, solicit or cause to be solicited for employment any officer, employee or consultant of the other Party (or any of its Affiliates) who was involved in the integration planning process engaged in by the Parties in respect of the proposed Merger; provided that this Section 5 shall not prevent either Party (or any of its Affiliates) from (x) soliciting for employment any person who has not been employed by the other Party (or any of its Affiliates) or, in the case of consultants, engaged as a consultant by the other Party, as the case may be, for at least six months prior to such solicitation or (y) engaging in any general solicitation of employment not specifically directed at employees of the other Party (or any of its Affiliates), or, in the case of consultants, consultant of the other Party. If any of the time or activity limitations set forth herein are determined to be unreasonable by a court or other tribunal of competent jurisdiction, the Parties agree to the modification and/or reduction of such time or activity limitations (including the imposition of such a limitation if it is missing) to such a period or scope of activity as said court or tribunal shall deem reasonable under the circumstances. 6. Non-Disparagement. For a period of six months following the date of this Agreement, except as required by applicable Law or the rules or regulations of any Governmental Entity or by the order of any court of competent jurisdiction, none of the Parties shall, directly or indirectly, make any public statements or any private statements to third parties (in each case, oral or written) in respect of the Merger Agreement or the transactions contemplated thereby that could reasonably be understood as disparaging the other Parties or their respective affiliates.

7. Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. This Agreement will be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to laws that may be applicable under conflicts of laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (the “Chancery Court”), or, if the Chancery Court lacks subject matter jurisdiction of the action or proceeding, any Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of Parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding, except in such court, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the Parties agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to service of process in the manner provided for notices in Section 8.3 of the Merger Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7. 8. Entire Agreement. This Agreement constitutes the entire agreement of the Parties and supersedes all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.

9. Severability. Any term or provision of this Agreement that is deemed or determined by a court of competent jurisdiction to be invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the maximum extent possible, the economic, business and other purposes of such invalid or unenforceable term and the overall purpose of this Agreement as expressly described herein. 10. Notices. The provisions of Section 8.3 of the Merger Agreement are incorporated herein by reference. 11. Counterparts. This Agreement may be executed in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement. 12. Third-Party Beneficiaries. Except for the provisions of Section 3, with respect to which each Releasee is an expressly intended third-party beneficiary thereof, this Agreement is not intended to (and does not) confer on any Person other than the Parties any rights or remedies or impose on any Person other than the Parties any obligations. [Signature Pages Follow.]

[Signature Page to Termination Agreement] IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written. JETBLUE AIRWAYS CORPORATION By: /s/ Brandon Nelson Name: Brandon Nelson Title: General Counsel & Corporate Secretary SUNDOWN ACQUISITION CORP. By: /s/ Brandon Nelson Name: Brandon Nelson Title: General Counsel & Corporate Secretary

[Signature Page to Termination Agreement] IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written. SPIRIT AIRLINES, INC. By: /s/ Edward M. Christie Name: Edward M. Christie Title: President & Chief Executive Officer